                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that he is a vice president and controller of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of June 1, 1994 between the Company and First Trust (N.A), as Trustee of Home Improvement Loan Trust 1994-B1 (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from July 1, 1994 to July 31, 1994 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 10 day of August, 1994.

                              GREEN TREE FINANCIAL CORP.



                              BY: /s/Robley D. Evans
                                  -----------------------------
                                   Robley D. Evans
                                   Vice President and Controller

                           GREEN TREE FINANCIAL CORP.

                  CERTIFICATE REGARDING REPURCHASED CONTRACTS


The undersigned certifies that his is a Vice President and Controller of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 8.06 of the Pooling and Servicing Agreement (the "Agreement") dated as of June 1, 1994 between the Company and First Trust National Association, as Trustee of Home Improvement Loan Trust 1994-B1 (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1.   The contracts on the attached schedule are to be repurchased   by the
     Company on the date hereof pursuant to Sections 3.05 of the Agreement.

2. Upon deposit of the Repurchase Price for such Contracts, such Contracts may, pursuant to Section 8.06 of the Agreement, be assigned by the Trustee to the Company.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 10 day of August, 1994.

                              GREEN TREE FINANCIAL CORP.



                              BY: /s/Robley D. Evans
                                  -----------------------------
                                   Robley D. Evans
                                   Vice President and Controller

                             HOME IMPROVEMENT LOAN
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                                GREEN TREE TRUST
                                    1994-B1
                                 MONTHLY REPORT
                                   July 1994

                                              Distribution Date:   8/15/94
                                              Trust Account:       3331994-0


1.  Collected Amount                                      $2,301,936.22

2.  Delinquent Payments to be Advanced/
    Recovered                                                  3,230.55

3.  Aggregate Repurchase Price for
    Contracts to be Repurchased                               57,245.99

4.  Amount Available (1+2+3)                               2,362,412.76

INTEREST

5.  Class A-1 Interest (7.15%)

    (a)   Current Interest                                  461,814.15
    (b)   Amount applied to Unpaid Class A-1
          Interest Shortfall                                       .00
    (c)   Remaining Unpaid Class A-1 Interest
          Shortfall                                                .00

6.  Class M-1 Interest (8.15%)

    (a)   Current Interest  65,879.17
    (b)   Amount Applied to Unpaid Class M-1
          Interest Shortfall                                       .00
    (c)   Remaining Unpaid Class M-1 Interest
          Shortfall                                                .00

7.  Class B-1 Interest (8.55)

    (a)   Class B-1 Pass-Through Rate (lesser
          of 8.55% or Weighted Average Contract
          Rate)                                                   8.55%
    (b)   Current Interest                                   52,012.50
    (c)   Amount Applied to Unpaid Class B-1
          Interest Shortfall                                       .00
    (d)   Remaining Unpaid Class B-1 Interest
          Shortfall                                                .00

8.  Class B-2 Interest

    (a)   Class B-2 Pass-Through Rate (lesser
          of 8.70% or Weighted Average Contract
          Rate)                                                   8.70%
    (b)   Current Interest                                   65,651.62
    (c)   Amount Applied to Unpaid Class B-2
          Interest Shortfall                                       .00
    (d)   Remaining Unpaid Class B-2 Interest
          Shortfall                                                .00

                             HOME IMPROVEMENT LOAN
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                                GREEN TREE TRUST
                                    1994-B1
                                 MONTHLY REPORT
                                   July 1994
                                     Page 2

                                   Distribution Date:  8/15/94
                                   Trust Account:      3331994-0

9.  Monthly Principal

    1) Regular Principal Payments            365,016.06
    2) Principal Prepayments                 958,373.48
    3) Delinquent Principal Advanced          21,425.52
    4) Net Losses                                   .00
    5) Contracts Repurchased due to
       Breach of Representations and
       Warranties (see attached)              56,873.00
    6) Bankruptcy Write-Down                        .00
    7) Unpaid Principal from
       Prior Months                                 .00
    8) Delinquent Payments
       Recovered                             (20,810.71)

         Total Principal                             1,380,877.35

10. Class A-1 Principal Distribution                 1,380,877.35

    10(a)  Class A-1 Principal Balance              76,126,393.12

11. Class M-1 Principal Distribution                          .00

    11(a) Class M-1 Principal Balance                9,700,000.00

12. Class B-1 Principal Distribution                          .00

    12(a) Class B-1 Principal Balance                7,300,000.00

13. Class B-2 Principal Distribution                          .00

14. Pool Scheduled Principal Balance               102,181,789.12

15. Class B-2 Principal Liquidation
    Loss Amount                                               .00

16. Class B-2 Guaranty Payment                                .00

17. Class B-2 Principal Balance                      9,055,396.00

18. Aggregate Scheduled Balances of Delinquent Contracts as of Determination
    Date

    (a)  31-59 Days         128,132.58  11

    (b)  60-89 Days           7,814.39   1

    (c)  90 or more days     14,872.26   1

                             HOME IMPROVEMENT LOAN
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                                GREEN TREE TRUST
                                    1994-B1
                                 MONTHLY REPORT
                                   July 1994
                                     Page 3

                                         Distribution Date:  8/15/94
                                         Trust Account:      3331994-0

19.  Liquidation Contracts                                       .00

20.  Number of Loans Remaining                                 7,992

21.  Number and Principal Balance of
     Contracts with FHA Claims finally
     rejected, or no FHA claim was submitted
     because FHA insurance was unavailable     # 0               .00

22.  Weighted Average Contract Rate of
     all outstanding Contracts                                11.735%

23.  Monthly Servicing Fee (.75%)                          64,726.67

24.  Guarantee Fee (3% cap) and Reimbursement
     to Company for prior Class B-2 Guaranty
     Payments                                             258,906.67

CLASS C CERTIFICATE

25.  Class C Residual Payment                              12,544.63


Please contact the Bondholder Relations Department of First Trust National Association at (612) 223-7900 with any questions regarding this Statement or your Distribution.

                                   GTHI 94-BI
                                   July, 1994
                          Contracts Repurchased Due to
                   Breach of Representations and Warranties*



                                                          Repurchase
Account #          Principal           Interest             Amount
- - ---------          ----------          --------           ----------

15645103           $56,873.00           $372.99           $57,245.99
                   ----------           -------           ----------

Totals             $56,873.00           $372.99           $57,245.99
                   ==========           =======           ==========


*Unable to locate original loan documents.